Exhibit 4.2
FINANCIAL ENGINES, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
December 20, 2004

TABLE OF CONTENTS

PAGE
A. Amendments of the Original Agreement; Waiver of Right of First Offer		-2-

1. Registration Rights		-2-
1.1	Definitions	-2-
1.2	Request for Registration	-3-
1.3	Company Registration	-4-
1.4	Obligations of the Company	-5-
1.5	Furnish Information	-6-
1.6	Expenses of Demand Registration	-6-
1.7	Expenses of Company Registration	-7-
1.8	Underwriting Requirements	-7-
1.9	Delay of Registration	-8-
1.10	Indemnification	-8-
1.11	Reports Under Securities Exchange Act of 1934	-10-
1.12	Form S-3 Registration	-10-
1.13	Assignment of Registration Rights	-12-
1.14	Limitations on Subsequent Registration Rights	-12-
1.15	“Market Stand-Off” Agreement	-12-
1.16	Termination of Registration Rights	-13-

2. Covenants of the Company		-13-
2.1	Delivery of Financial Statements	-14-
2.2	Inspection	-14-
2.3	Termination of Information and Inspection Covenants	-15-
2.4	Right of First Offer	-15-

3. Miscellaneous		-17-
3.1	Successors and Assigns	-17-
3.2	Governing Law	-17-
3.3	Counterparts	-17-
3.4	Titles and Subtitles	-17-
3.5	Notices	-17-
3.6	Expenses	-17-
3.7	Amendments and Waivers	-17-
3.8	Severability	-18-
3.9	Transfer of Rights	-18-
3.10	Aggregation	-18-

-i-

FINANCIAL ENGINES, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
     This Fifth Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of the 20th day of December 2004 by and among Financial Engines, Inc., a California corporation (the “Company”), the holder of shares of Common Stock listed on Exhibit A hereto (the “Common Holder”), the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock listed on Exhibit A hereto (the “Series A Holders,” “Series B Holders,” “Series C Holders,” “Series D Holders” and “Series E Holders,” respectively, and collectively, the “Existing Preferred Holders”) and the holders of Series F Preferred Stock listed on Exhibit A hereto (the “Series F Holders,” together with the Common Holder and the Existing Preferred Holders, the “Investors”).
RECITALS
     1. The Company, the Common Holder and the Existing Preferred Holders entered into that certain Fourth Amended and Restated Investors’ Rights Agreement dated as of February 20, 2001 (the “Original Agreement”).
     2. The Company and the Series. F Holders have entered into a Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company desires to sell to the Series F Holders and the Series F Holders desire to purchase from the Company shares of the Company’s Series F Preferred Stock. A condition to the Series F Holders’ obligations under the Purchase Agreement is that the Company, the Common Holder and the Existing Preferred Holders amend and restate the Original Agreement so as to include the Series F Holders therein and as a result enter into this Agreement in order to provide the Common Holder, the Existing Preferred Holders and the Series F Holders with (i) certain rights to register shares of the Company’s Common Stock or Common Stock issuable upon conversion of the Preferred Stock held by them and (ii) certain rights to receive or inspect information pertaining to the Company and a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Common Holder and the Existing Preferred Holders each desire to induce the Series F Holders to purchase shares of Series F Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.
     3. The Company, the Common Holder and the Existing Preferred Holders each desire to amend and restate the Original Agreement to add the Series F Holders as parties to this Agreement and make certain other changes.
AGREEMENT
     The parties hereby agree, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, as follows:

     A. Amendment of the Original Agreement; Waiver of Right of First Offer. Effective and contingent upon execution of this Agreement by the Company and the holders of a majority of the Registrable Securities (as defined in the Original Agreement) and upon the closing of the transactions contemplated by the Purchase Agreement, the Original Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Common Holder and the Existing Preferred Holders hereby agree to be bound by the provisions hereof as the sole agreement of the Company, the Common Holder and the Existing Preferred Holders with respect to registration rights of the Company’s securities and certain other rights, as set forth herein. The Common Holder and Existing Preferred Holders that are Major Investors (as defined in the Original Agreement) hereby waive the Right of First Offer, including the notice requirements, set forth in the Original Agreement with respect to the issuance of Series F Preferred Stock pursuant to the Purchase Agreement.
          1. Registration Rights. The Company, the Common Holder and the Investors covenant and agree as follows:
               1.1 Definitions. For purposes of this Section 1:
                    (a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Act”), and the declaration or ordering of effectiveness of such registration statement or document;
                    (b) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock (such shares of Common Stock are collectively referred to hereinafter as the “Stock”), (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock and (iii) any shares of Common Stock held by the Common Holder (as defined above) or its affiliates, provided that for purposes of Sections 1.2, 1.12 and 2.4(e), such shares shall not be deemed Registrable Securities and the Common Holder shall not be deemed a Holder. (“Common Holder Shares”); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;
                    (c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                    (d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof;
                    (e) The term “Form S-3” means such form under the Act as in effect on the date hereof or any successor form under the Act; and
                    (f) The term “SEC” means the Securities and Exchange Commission.
               1.2 Request for Registration.
                    (a) If the Company shall receive at any time after the earlier of (i) November 23, 2003, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least (A) a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding (or such lesser percent as would permit the anticipated total gross offering price of such offering to exceed $5,000,000), (a “General Registration”), or (B) a majority of the Registrable Securities issued or issuable upon conversion of the Series D, Series E and Series F Preferred Stock (a “Series D/E/F Registration”), that the Company file a Registration Statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities issued or issuable upon conversion of Series D, Series E and Series F Preferred Stock, or such lesser percentage if the anticipated total gross offering price of such offering would exceed $5,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.
                    (b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.
                    (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.
                    (d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:
                         (i) (A) If a General Registration is requested, after the Company has effected two (2) General Registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective and (B) if a Series D/E/F Registration is requested, after the Company has effected two (2) Series D/E/F Registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;
                         (ii) During the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
                         (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.
               1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall; subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.
               1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act.
                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to one hundred eighty (180) days.
                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred eighty (180) days.

                    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.
                    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
                    (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.
               1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.
               1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.
               1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.
               1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership, venture investment fund or corporation, the partners, members, retired partners, retired members and shareholders of such holder, the estates and family members of any such partners, members and retired partners and members and any trusts for the benefit of any of the foregoing persons or any affiliates under common management of such corporation (collectively, “Affiliates”) shall be deemed to be a single “selling shareholder,” and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence.

               1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
               1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.
                    (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action;

provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to any judgment or amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement or judgment is effected without the consent of the Holder, which consent shall not be unreasonably withheld (provided that it shall in no event be unreasonable for a Holder to withhold such consent if any judgment or settlement (i) does not include as an unconditional term thereof, the giving by the plaintiff or claimant to such Holder of a release from all liability in respect of such Violation or (ii) which includes an admission of guilt on behalf of such Holder); provided, that, in no event shall any indemnity under this subsection 1.10(b) (together with any amount payable under Section 1.10(d) below) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.
                    (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.
                    (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) (together with any amount payable under Section 1.10(b) above) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
                    (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.
               1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;
                    (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;
                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and
                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.
               1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least ten percent (10%) of the Registrable Securities or fifteen percent

(15%) of the Registrable Securities issued or issuable upon conversion of the Series E and Series F Preferred Stock, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:
                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and
                    (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12; (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (6) prior to 180 days following the closing of the Company’s firm commitment underwriting for an initial public offering registered on a registration statement filed under the Act.
                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

               1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 maybe assigned (but only with all related obligations) by a Holder to (i) a transferee or assignee of at least: (A) 50,000 shares of Stock (as adjusted to reflect stock dividends, stock splits or recapitalizations), or (B) all of such Holder’s shares of such securities or (ii) any transferee which is an Affiliate, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and provided, further, such transferee agrees to be bound by the terms hereof. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (a) a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession); (b) any family member or trust for the benefit of any individual holder; (c) any shareholder of any investor which is a corporation; (d) any member of any investor which is a limited liability company; (e) a limited liability company who are members or retired members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such members or spouses who acquire Registrable Securities by gift, will or intestate succession)or (f) any Affiliate of any Holder which is a corporation; shall be aggregated together; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.
               1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities issued or issuable upon conversion of Series E and Series F Preferred Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder registration rights that are superior to the registration rights granted hereunder; provided that such consent shall not be required should the Company wish to grant to subsequent purchasers of the Company’s securities rights similar to the rights granted hereunder for a Series E Holder or Series F Holder.
               1.15 “Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the date of the final prospectus distributed in connection with a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
                    (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and
                    (b) all officers and directors of the Company and all one (1%) percent or greater shareholders enter into similar agreements;
provided, further, that as to Series D Holders, Series E Holders, Series F Holders and the Common Holder which are not Series A Holders, Series B Holders or Series C Holders such market standoff shall not apply to shares of Common Stock purchased in the Company’s initial public offering registered on a registration statement declared effective under the Act or purchased in the open market subsequent thereto.
          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.15.
          Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.
               1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder’s shares during a three (3)-month period without registration.
          2. Covenants of the Company.
     With respect to the information to be provided by the Company to each Holder pursuant to Sections 2.1 and 2.2 below, each Holder hereby acknowledges that such information is provided for the use by such Holder solely for such Holder’s analysis and monitoring of its investment in the Company by Holder’s representatives responsible for monitoring investments in general, and that any information so provided by the Company to Holder will be maintained in strictest confidence and will not be disclosed by the Holder to any third parties other than a Holder’s legal, financial or accounting advisors engaged in connection with such activities of such Holder; provided, that any Holder may provide financial information about the Company to its partners, limited partners or members as required by any partnership agreement or limited liability operating agreement.
               2.1 Delivery of Financial Statements.
                    (a) The Company shall deliver to each Holder as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;
                    (b) The Company shall deliver to each Holder holding at least 50,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends or recapitalizations) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;
                    (c) With respect to the financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.
               2.2 Inspection. The Company shall permit each Holder who holds not less than 50,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends or recapitalizations), at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

               2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1, 2.2 and 2.4 shall terminate as to Holders and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with a Qualified IPO (as defined in Section 2.4(d) below) is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, whichever event shall first occur.
               2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a “Major Investor” shall mean any person who holds at least 50,000 shares of the Common Holder Shares or Preferred Stock (as adjusted for stock splits, stock dividends or recapitalizations) (or the Common Stock issued upon conversion thereof) and is a party to this Agreement. For purposes of this Section 2.4, Major Investor includes any general partners and Affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or Affiliates in such proportions as it deems appropriate.
          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:
                    (a) The Company shall deliver a notice by certified mail (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.
                    (b) Within 10 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor (the “Numerator”) bears to the total number of shares of Common Stock then outstanding (assuming full conversion of all outstanding Preferred Stock).
                    (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                    (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, or (ii) to or after consummation of a firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement resulting in aggregate gross proceeds to the Company of at least $25,000,000 at a price of at least $19.00 per share (“Qualified IPO”) or the closing of any acquisition, merger, reorganization or other transaction which results in the shareholders of the Company immediately prior to such transaction owning less than 50% of the Company’s voting stock immediately after such transaction, or (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, or (iv) to the issuance of securities in connection with a bona fide business corporate or strategic partnering arrangements, licensing arrangements, acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of securities to financial institutions or other lenders or lessors in connection with loans, commercial credit arrangements, equipment financings, or similar transactions, or (vi) to the issuance or sale of the Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock approved by the Board of Directors, or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing shareholder of the Company.
                    (e) Notwithstanding the foregoing provisions of Section 2.4 and prior and in preference to such rights, as to Major Investors holding Series D, Series E or Series F Preferred Stock (or Common Stock issued upon conversion thereof), subject to any applicable laws, to comments received from the Staff of the SEC, and to the underwriters’ reasonable determination that the rights granted in this Section 2.4 will not violate applicable law or jeopardize the success of the Company’s underwritten initial public offering, confirmed in writing to such participating Major Investors, the right of first offer shall be applicable to the first Qualified IPO. However in determining the proportion set forth in Section 2.4(b) the numerator shall only include Series D, Series E and Series F Preferred Stock, but in no event shall such calculations result in more than five percent (5%) of the shares, in the aggregate, offered in such public offering (the “IPO Securities”) for the same price and on the same terms and conditions as the other purchasers in such public offering, provided that the provisions of Section 1.4 will apply to such shares. For purposes of this Section 2.4(e), within 30 business days of the date the Company first files a registration statement under the Act in connection with the initial firm commitment underwritten offering of its securities to the general. public, the Company shall deliver a notice (the “IPO Notice”) to the Major Investors stating (i) the number and type of such securities to be offered, (ii) the price for which it proposes to offer such securities and (iii) a statement as to the number of days (which shall not be less than twenty (20) business days) from receipt of the IPO Notice within which the Major Investors must respond to the IPO Notice. The sale of IPO Securities by the Company to the Major Investors upon exercise of its rights under this Section 2.4(e) shall take place in accordance with the plan of distribution of the managing underwriter of the offering. If all IPO Securities referred to in the IPO Notice are not elected to be obtained as provided in this Section 2.4(e), then the Company may sell those securities pursuant to the offering.

          3. Miscellaneous.
               3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
               3.2 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.
               3.3 Counterparts. This Agreement maybe executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
               3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
               3.5 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or on Exhibit A hereto or as subsequently modified by written notice.
               3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
               3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that any amendment of Sections 2.4(e), 1.2(d)(i)(B) and the right to request registration provided under Section 1.2(a)(B) shall not be amended without the approval of the Holders of a majority of the Registrable Securities issued or issuable upon conversion of the Series D, Series E and Series F Preferred Stock voting together as one class. The further proviso following Section 1.15(b), the proviso of the preceding sentence of this Section 3.7 and this sentence of this Section 3.7 shall not be amended without the approval of the Holders of a majority of Registrable Securities issued or issuable upon conversion of the Series D, Series E and Series F Preferred Stock and issued to the Common Holder, all voting together as one class. Notwithstanding the foregoing, this Agreement maybe amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series F Preferred Stock under the Purchase Agreement as “Investors” and “Holders.” Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.
               3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.
               3.9 Transfer of Rights. All of the rights under Sections 1, 2 and 3 of this Agreement may be transferred to (i) any partner or retired partner of any Holder which is a partnership, (ii) any family member or trust for the benefit of any individual holder, (iii) any shareholder of any Holder which is a corporation, (iv) any member of any Holder who is limited liability company, (v) any Affiliate of any Holder or (vi) any transferee who acquires at least 50,000 shares of Series D, Series E or Series F Preferred; provided the Company is given written notice thereof and such transferee agrees to bound by the terms hereof.
               3.10 Aggregation. For purposes of determining the availability of any rights under this Agreement, all Registrable Securities held by or acquired by affiliated entities or entities under common management shall be aggregated together.
[Signature Page Follows]

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:	/s/ Jeffrey N. Maggioncalda Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

(Print Name of Investor)

By:

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

JAMES N. ALEXANDER

(Print Name of Investor)

By:	/s/ James N. Alexander

Name:	James N. Alexander

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

GEERT BEKAERT

(Print Name of Investor)

By:	/s/ Geert Bekaert

Name:	Geert Bekaert

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

CAGEN HOLDINGS LIMITED

(Print Name of Investor)

By:	/s/ Jenchyn Luh

Authorized Signer
Name:	Jenchyn Luh

Title:	Chief Operating Officer C.M. Capital Corporation

By:	/s/ Eammon Dolan

Name:	Authorized signer Eammon Dolan

Title:	Chief Investment Officer C.M. Capital Corporation

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

SCOTT CAMPBELL

(Print Name of Investor)

By:	/s/ Scott Campbell

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

JAMES R. CARTY & ADELE M. CARTY,
TRUSTEES FOR CARTY LIVING TRUST

(Print Name of Investor)

By:	/s/ James R. Carty & Adele M. Carty

James R. Carty & Adele M. Carty
Name:	Trustees for Carty Living Trust

Title:

By:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

STUART J. CARTY

(Print Name of Investor)

By:	/s/ Stuart J. Carty

Name:

Title:	trustee

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

(Print Name of Investor)

By:

Name:

Title:

PETER COHN, AS TRUSTEE OR THE
SUCCESSOR TRUSTEE OR TRUSTEES
U/A/D JUNE 29, 1995, AS AMENDED,
CREATING THE PETER COHN
REVOCABLE TRUST

By:	/s/ Peter Cohn Peter Cohn, Trustee
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

ELIZABETH ELLIS

(Print Name of Investor)

By:	/s/ Elizabeth Ellis

Name:	Elizabeth Ellis

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

E*TRADE eCOMMERCE FUND, LP

(Print Name of Investor)

By:	/s/ Tom A. Bevilacqua

Name:	Tom A. Bevilacqua

Title:	Managing Partner

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

FINANCIAL TECHNOLOGY VENTURES, L.P.

By:Financial Technology Management L.L.C.

By:	/s/ Robert Huret

Name:	Robert Huret

Title:	Managing Member

FINANCIAL TECHNOLOGY VENTURES (Q), L.P.

By:Financial Technology Management L.L.C.

By:	/s/ Robert Huret

Name:	Robert Huret

Title:	Managing Member

Signature page to fifth amended and restated
investors’ rights agreement

INVESTORS:

FINANCIAL TECHNOLOGY VENTURES II, L.P.

By: Financial Technology Management II, L.L.C.

By:	/s/ Robert Huret

Name:	Robert Huret

Title:	Managing Member

FINANCIAL TECHNOLOGY VENTURES II (Q), L.P.

By: Financial Technology Management II, L.L.C.

By:	/s/ Robert Huret

Name:	Robert Huret

Title:	Managing Member
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

KEN FINE
(Print Name of Investor)

By:	Kenneth M. Fine

Name:	/s/ Kenneth M. Fine

Title:	Vice President, Product Marketing
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

FOCUS VENTURES, L.P

By:	/s/ Steven P. Bird

Name:	Steven P. Bird

Title:	General Partner of the General Partner

FOCUS VENTURES CO-INVESTMENT FUND, L.P

By:	/s/ Steven P. Bird

Name:	Steven P. Bird

Title:	General Partner of the General Partner

FV INVESTORS, L.P

By:	/s/ Steven P. Bird

Name:	Steven P. Bird

Title:	General Partner of the General Partner
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

FOUNDATION CAPITAL, L.P.

By:	Foundation Capital Management Co., L.L.C.

By:	/s/ Paul G. Koontz

Name:	Paul G. Koontz

Title:	Manager

FOUNDATION CAPITAL ENTREPRENEURS FUND, L.L.C.

By:	Foundation Capital Management Co., L.L.C.

By:	/s/ Paul G. Koontz

Name:	Paul G. Koontz

Title:	Manager

FOUNDATION CAPITAL LEADERSHIP FUND, L.P.

By:	Foundation Capital Management Co., L.L.C.

By:	/s/ Paul G. Koontz

Name:	Paul G. Koontz

Title:	Manager

FOUNDATION CAPITAL LEADERSHIP PRINCIPALS FUND, LLC

By:	Foundation Capital Management Co., L.L.C.

By:	/s/ Paul G. Koontz

Name:	Paul G. Koontz

Title:	Manager
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:
Jeffrey N. Maggioncalda President and Chief Executive Officer

INVESTORS:

RICHARD H. FRANK & LINDA G. FRANK TRUSTEES
(Print Name of Investor)

By:	/s/ Linda G. Frank

Name:	/s/ Richard H. Frank

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

WILLIAM R. GANNON JR.
(Print Name of Investor)

By:	/s/ William R. Gannon Jr.

Name:	William R. Gannon Jr.

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS

FRED GOLDBERG
(Print Name of Investor)

By:	/s/ Fred Goldberg

Name:	Fred Goldberg

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GS CAPITAL PARTNERS III OFFSHORE, L.P.

By:	GS ADVISORS III, L.L.C.
ITS GENERAL PARTNER

By:	/s/ Jospeh P. DiSabato

Name:	Jospeh P. DiSabato

Title:	Vice President

GOLDMAN, SACHS & CO. VERTWALTUNGS GmbH

By:	/s/ Jospeh P. DiSabato

Name:	Jospeh P. DiSabato

Title:	Attorney-in-Fact

GS CAPITAL PARTNERS III, L.P.

By:	GS ADVISORS III, L.L.C.
ITS GENERAL PARTNER

By:	/s/ Jospeh P. DiSabato

Name:	Jospeh P. DiSabato

Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GOLIATH, INC

.
	By:	/s/ Richard D. Carpenter

	Name:	Richard D. Carpenter

	Title:	Vice President and Treasurer
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GRUNDFEST LIVING TRUST
U/T/A DD 8/25/97

By:	/s/ Joseph A. Grundfest

Joseph A. Grundfest, Co-Trustee

By:	/s/ Carol C. Grundfest

Carol C. Grundfest, Co-Trustee
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

JOSEPH R. HARDIMAN
(Print Name of Investor)

By:	/s/ Joseph R. Hardiman

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

INTEL CAPITAL CORPORATION

By:	/s/ Ravi Jacob

Name:	Ravi Jacob

Title:	Vice President, Finance & Enterprise Services Group Asst Treasurer, M&A
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

/s/ Craig W. Johnson

Craig W. Johnson
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS

PAMELA HEATHER BENNETT
(Print Name of Investor)

By:	/s/ Pamela Heather Bennett

Name:	Pamela Heather Bennett

Title:

*	The stock certificate is under the name of PAMELA HEATHER BENNETT. I got married and my legal last name is JOHNSON.
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

CHRISTOPHER JONES
(Print Name of Investor)

By:	/s/ Christopher Jones

Name:	Christopher Jones

Title:	EVP Investment Management
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

JOSEPH KUPFERSCHMIDT
(Print Name of Investor)

By:	/s/ Joseph Kupferschmidt

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

SYLVIA KWAN

(Print Name of Investor)

By:	/s/ Sylvia Kwan

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

THE 1999 MAGGIONCALDA FAMILY TRUST

By:	/s/ Jeffrey Maggioncalda

Jeffrey Maggioncalda, Trustee
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

NEA PRESIDENTS FUND, L.P.

By:	NEA General Partners, L.P.
Its General Partner

By:	/s/ C. Richard Kramlich

Name:	C. Richard Kramlich

Title:	General Partner

NEA VENTURES 1997, L.P.

NEA Ventures 1997, L.P. By: Vice President

By:	/s/ Diana N. Williams

Name:	Diana N. Williams

Title:	Vice President

NEA ENTERPRISE ASSOCIATES VII, L.P.

By:	NEA Partners VII, L.P.
Its General Partner

By:	/s/ C. Richard Kramlich

Name:	C. Richard Kramlich

Title:	General Partner
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

NORTHWESTERN UNIVERSITY

(Print Name of Investor)

By:	/s/ William H. McLean

Name:	William H. McLean

Title:	VP & CIO
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By:	OHCP General Partners, L.P.
Its General Partner

By:	OHCP MGP, LLC
Its General Partner

By:	/s/ Mark Wolfson

Name:	Mark Wolfson

Title:	Managing Partner

OAK HILL CAPITAL PARTNERS, L.P.

By:	OHCP General Partners, L.P.
Its General Partner

By:	OHCP MGP, LLC
Its General Partner

By:	/s/ Mark Wolfson

Name:	Mark Wolfson

Title:	Managing Partner
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

ORRICK INVESTMENTS 2005 LLC

(Print Name of Investor)

By:	/s/ Illegible

Name:	Illegible

Title:	Chairman, Investment Committee
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

HOWARD D. PALEFSKY

(Print Name of Investor)

By:	/s/ Howard D. Palefsky

Name:	Howard D. Palefsky

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

RONALD T. PARK

(Print Name of Investor)

By:	/s/ Ronald T. Park

Name:	Ronald T. Park

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

WILLIAM & KATHRYN SHARPE LIVING TRUST AGREEMENT DTD 11/6/93

By:	/s/ William F. Sharpe

William F. Sharpe, Trustee

By:	/s/ Kathryn Sharpe

Kathryn Sharpe, Trustee
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

RAYMOND J. SIMS

(Print Name of Investor)

By:	/s/ Raymond J. Sims

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

WILLIAM J. THOMPSON

(Print Name of Investor)

By:	/s/ William J. Thompson

Name:	William J. Thompson

Title:	EVP Marketing
SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

GEORGE VON GEHR

(Print Name of Investor)

By:	/s/ George Von Gehr

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

KATHLEEN WATSON

(Print Name of Investor)

By:	/s/ Kathleen Watson

Name:	Kathleen Watson

Title:	Shareholder
Signature page to fifth amended and restated
investors’ rights agreement

     The parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

FINANCIAL ENGINES, INC.

By:

Jeffrey N. Maggioncalda
President and Chief Executive Officer

INVESTORS:

MARK WOLFSON

(Print Name of Investor)

By:	/s/ Mark Wolfson

Name:

Title:

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A
COMMON HOLDERS
Name/Address
Goliath, Inc.
<Address>

SERIES A HOLDERS
Name/Address
William & Kathryn Sharpe Living Trust u/a dtd 11/6/93
<Address>
Joseph A. Grundfest and Carol C. Grundfest, cotrustees of the
Grundfest Living Trust u/t/a dd 8/25/97
<Address>
Attn: Joseph A. Grundfest
VLG Investments 1996
<Address>
Attn: Mark Weeks
Craig W. Johnson
c/o Heller Ehrman White & McAulliffe LLP
<Address>
Denis R. Coleman
Coleman Softlabs, Inc.
<Address>
Anthony R. Muller & Lary Lynn H. Muller Trust u/a dtd 7/1/81
<Address>
James N. Alexander
c/o Oak Hill Venture Partners
<Address>
Mark Wolfson
c/o Oak Hill Capital Management
<Address>

Name/Address
Christopher Jones
<Address>
Douglas E. Jones
<Address>
David Douglass
c/o Delphi Bioventures
<Address>
Richard H. and Linda G. Frank, trustees for
the Frank Family Trust UDT dated 12/28/83
<Address>
Christopher H. Frank
<Address>
Melissa G. Frank
<Address>
Trevor G. Frank
<Address>
B.J. Moore
<Address>
Anthony R. Muller
<Address>
Howard D. Palefsky
<Address>

Name/Address
Isaac Stein
c/o Waverly Associates
<Address>
George Von Gehr
<Address>
John Watson
<Address>
Geoffrey Darby and Carol Darby
<Address>
Ronald Park
<Address>
Dr. Brian L. Johnson, Trustee of the Brian L. and Joan C.
Johnson 1996 Children’s Educational Trust Dated 12/17/96
<Address>

SERIES B HOLDERS
Name/Address
Foundation Capital, L.P.
<Address>
Foundation Capital Entrepreneurs Fund, L.L.C.
<Address>
NEA Ventures 1997, L.P.
<Address>
New Enterprise Associates VII, L.P.
<Address>
Attn: Pamela J. Clark
NEA Presidents Fund, L.P.
<Address>
Charter Ventures II, L.P.
<Address>
Gleam Co.
c/o Kohlberg, Kravis, Roberts & Co.
<Address>
Henry Kravis
Kohlberg, Kravis, Roberts & Co.
<Address>

Name/Address
Joseph Hardiman
<Address>
Craig W. Johnson
c/o Heller Ehrman White & McAulliffe LLP
<Address>
Denis R. Coleman
Coleman Softlabs Inc.
<Address>
Christopher Jones
<Address>
John Watson
<Address>
Ronald Park
<Address>
The Christine Hammer Trust U/A dtd. December 9, 1991
<Address>
Brian L. Johnson and Joan C. Johnson, Trustees of the Johnson
Family Trust U/D/T Dated 11/6/89, as amended
<Address>

SERIES C HOLDERS
Name/Address
TTCV, LLC
c/o NeoCarta Ventures, Inc.
<Address>
Charter Ventures II, LP
<Address>
Charter Ventures III, L.L.C.
<Address>
Cagen Holdings, Ltd.
c/o C.M. Capital Corporation
<Address>
Attn: J.M.D. Cha
Foundation Capital, L.P.
<Address>
Foundation Capital Entrepreneurs Fund, L.L.C.
<Address>
New Enterprise Associates VII, L.P.
<Address>
Attn: Pamela J. Clark

Name/Address
William F. Sharpe & Kathryn P. Sharpe, Tr. of William &
Kathryn Sharpe Living Trust Agreement dtd 11/6/93
<Address>
Joseph A. Grundfest and Carol C. Grundfest, cotrustees of the
Grundfest Living Trust u/t/a dd 8/25/97
<Address>
Attn: Joseph A. Grundfest
Brian Samuels and Jan Samuels trustees of the Samuels Family
Trust u/d/t 1/31/97
<Address>
Christopher E. Gross
<Address>
Ken Fine
<Address>
Nick F. Rayder
<Address>
Tara Rayder
<Address>
Kathy P. Lierle, Trustee Kathy P. Lierle Trust dated June 16, 1976 as amended Aug. 31, 1989
<Address>
Daniel C. McMahon
<Address>

Name/Address
John G. Watson
<Address>
Zachary MacRunnels
<Address>
Jeffrey S. Carty
<Address>
Sylvia Kwan
<Address>
Ellen Tauber
<Address>
Daniel Berger
<Address>
Judith Berger
<Address>
Kenneth Berger
<Address>
Richard M. Berger
<Address>
Jeffrey Feldman
<Address>

Name/Address
Jason Scott
<Address>
Gary Gray
<Address>
James W. Shearer
<Address>
Scott Campbell
<Address>
Jeff Maggioncalda
<Address>
Patrick T. Hughes
<Address>
Robert Lee Young
<Address>

SERIES D HOLDERS
Name/Address
ATGF II
<Address>
Litton Master Trust
c/o Chase Manhattan Bank
<Address>
James Stableford
<Address>
Anthony Ciulla
<Address>
Ralph H. Cechettini 1995 Trust
<Address>
Pivotal Partners, L.P.
c/o Ralph H. Cechettini
<Address>

Name/Address
Christopher Lord
<Address>
Dan Chapey
<Address>
Charter Ventures III, L.L.C.
<Address>
Financial Technology Ventures, LP.
<Address>
Financial Technology Ventures (Q), L.P.
<Address>
TTCV, LLC
Thomson U.S. Inc.
<Address>
Attention: James R. Schurr
Foundation Capital, L.P.
<Address>
Foundation Capital Entrepreneurs Fund, L.L.C.
<Address>

Name/Address
New Enterprise Associates VII, L.P.
<Address>
Attn: Pamela J. Clark
NEA Ventures 1997, L.P.
<Address>
NEA Presidents Fund, L.P.
<Address>
Northwestern University
<Address>
HLM/CB Fund, L.P.
<Address>
Frances M. Hawk
<Address>
A. John Thibault and Deborah S. Thibault, Trustees under
The Providence Trust dated January 8, 1999
<Address>
Scott Campbell
<Address>
William H. Lacy
<Address>
Steve Grenadier
<Address>

Name/Address
Geert Bekaert
<Address>

SERIES E HOLDERS
Name/Address
Oak Hill Capital Partners, L.P.
<Address>
Oak Hill Capital Management Partners, L.P.
<Address>
MLBC, Inc.
ML IBK Positions, Inc.
c/o Joseph S. Valenti
<Address>
State Street Global Advisors, Inc.
<Address>
E*Trade eCommerce Fund, L.P.
<Address>
American Home Assurance Company
<Address>
C.V. Starr & Co., Inc.
<Address>
Starr International Company, Inc.
<Address>
Intel Corporation
<Address>

Name/Address
WFC Holdings Corporation
<Address>
GS Capital Partners III Offshore, L.P.
<Address>
Goldman, Sachs & Co. Verwaltungs GmbH
c/o Goldman Sachs & Company
<Address>
GS Capital Partners III, L.P.
<Address>
Washington Mutual, Inc.
<Address>
HLM/CB Fund, L.P.
<Address>
Foundation Capital, L.P.
<Address>
Foundation Capital Entrepreneurs Fund, L.L.C.
<Address>
Pivotal Partners, L.P.
<Address>

Name/Address
Christopher Lord
<Address>
Ralph H. Cechettini 1995 Trust
<Address>
ATGF II
<Address>
New Enterprise Associates VII, LP.
<Address>
Attn: Pamela J. Clark
Charter Ventures III, L.P.
<Address>
Access Technology Partners, L.P.
<Address>
Access Technology Partners Brokers Fund, L.P.
<Address>
Hambrecht & Quist California
<Address>
Hambrecht & Quist Employee Venture Fund, LP. II
<Address>

Name/Address
Chase Equity Holdings, Inc.
The Chase Manhattan Bank
<Address>
Tailwind Capital Partners, L.P.
<Address>
Orrick, Herrington & Sutcliffe LLP
<Address>
Ray Sims
<Address>
Nir D. Yarden
<Address>
Philip R. Erlanger
<Address>
Saul Gamoran
c/o Rivals.com
<Address>
Harry S. Drake
<Address>
Frances M. Hawk
<Address>

Name/Address
Todd Bakar
c/o Hambrecht & Quist
<Address>
Dan Case
c/o Hambrecht & Quist
<Address>
Genni Combes
c/o Hambrecht & Quist
<Address>
Matt Davies
c/o Hambrecht & Quist
<Address>
Elizabeth Ellis
<Address>
Dirk Godsey
c/o Hambrecht & Quist
<Address>
Adam Holt
c/o Hambrecht & Quist
<Address>
Glover Lawrence
c/o Hambrecht & Quist
<Address>

SERIES F HOLDERS
Name/Address
Dan Pawliw
c/o Hambrecht & Quist
<Address>
Tom Peters
c/o Hambrecht & Quist
<Address>
Greg Smith
c/o Hambrecht & Quist
<Address>
James N. Alexander
c/o Oak Hill Venture Partners
<Address>
Geert Bekaert
<Address>
Cagen Holdings, Ltd.
c/o C.M. Capital Corporation
<Address>
Attn: J.M.D. Cha, Managing Partner or Faruq Ahmad
James R. Carty and Adele M. Carty, Trustees of the Carty Living Trust
<Address>
Stuart J. Carty and Geralyn A. Carty 1999 Revocable Trust
<Address>
Attn: Stuart and Geraldyn Carty
Elizabeth Ellis
<Address>
E*Trade eCommerce Fund, L.P.
c/o ArrowPath Venture Capital
<Address>
Attn: Thomas A. Bevilacqua, Managing General Partner
Financial Technology Ventures (Q), L.P.
<Address>

Name/Address
Financial Technology Ventures, L.P.
<Address>
Financial Technology Ventures (Q) II, L.P.
<Address>
Financial Technology Ventures II, L.P.
<Address>
Focus Ventures, L.P.
<Address>
Focus Ventures Co-Investment Fund, L.P.
<Address>
FV Investors, L.P.
<Address>
Foundation Capital Leadership Fund, L.P.
<Address>
Foundation Capital Leadership Principals Fund, LLC
<Address>
William R. Gannon, Jr.
<Address>
Fred Goldberg
<Address>

Name/Address
Joseph R. Hardiman
c/o NEA Development Corp.
<Address>
Intel Capital Corporation
<Address>
Attn: Matthew Fix
Craig W. Johnson
c/o Heller Ehrman White & McAulliffe LLP
<Address>
Pamela H. Johnson
<Address>
Joseph Kupferschmidt
<Address>
New Enterprise Associates VII, L.P.
<Address>
Northwestern University
<Address>
Attn: Du H. Chai, Manager, Private Investments
Oak Hill Capital Partners, L.P.
<Address>
Oak Hill Capital Management Partners, L.P.
<Address>

Name/Address
Orrick Investments 2005 LLC
c/o Orrick, Herrington & Sutcliffe LLP
<Address>
Attn: Peter Lillevand, Chairman, Investment Committee
Howard D. Palefsky
c/o Montreux Equity Partners
<Address>
Peter Cohn, as Trustee, or the Successor Trustee or Trustees,
U/A/D June 29, 1995, as Amended, creating the Peter Cohn Revocable Trust
c/o Orrick, Herrington & Sutcliffe LLP
<Address>
Richard H. and Linda G. Frank, trustees for the Frank Family Trust
UDT dated 12/28/83
<Address>
Attn: Richard H. Frank
William J. Thompson
<Address>
George Von Gehr
<Address>
Kathleen Watson
<Address>
Mark Wolfson
c/o Oak Hill Capital Management
<Address>